Warrants (Details) - Schedule of Fair Value was Calculated using the Black–Scholes Option Pricing Model - USD ($)	6 Months Ended
	Jun. 30, 2024	Dec. 31, 2023
Disclosure of terms and conditions of share-based payment arrangement [abstract]
Dividend yield	0.00%	0.00%
Expected volatility	72.00%	72.00%
Risk-free interest rate	4.324%	3.872%
Underlying share price (in Dollars per share)	$ 0.8	$ 4.88
Exercise price (in Dollars per share)	$ 68.38	$ 68.38
Warrants fair value (in Dollars)	$ 4	$ 192